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                                                                  EXHIBIT 23


                         Consent of Independent Auditors


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-01879) pertaining to the Equitable Resources, Inc. Employee Stock Purchase Plan of our report dated March 19, 2001, with respect to the financial statements of the Equitable Resources, Inc. Employee Stock Purchase Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.




                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                    Ernst & Young LLP



Pittsburgh, Pennsylvania
March 19, 2001


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